                                                                    Exhibit 99.2

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY REPORT
Series     1995-A

Distribution Date of:                                                     17-Apr-00
Determined as of:                                                         11-Apr-00
For the Monthly Period Ending:                                            31-Mar-00
Days in Interest Period (30/360)                                                 30
Days in Interest Period (Actual/360)                                             33

                                                                          Beginning               Ending               Change
                                                                          ---------               ------               ------
Pool Balance (Principal)                                           4,064,132,311.96     4,010,232,610.78       (53,899,701.18)
Excess Funding Account                                                         0.00                 0.00                 0.00

Invested Amount                                                      380,000,000.00       380,000,000.00                 0.00
Class A Invested Amount                                              357,200,000.00       357,200,000.00                 0.00
Class B Invested Amount                                               22,800,000.00        22,800,000.00                 0.00

Principal Funding Account                                            178,600,000.00       238,133,333.33        59,533,333.33

Adjusted Invested Amount                                             201,400,000.00       141,866,666.67       (59,533,333.33)
Class A Adjusted Invested Amount                                     178,600,000.00       119,066,666.67       (59,533,333.33)
Class B Adjusted Invested Amount                                      22,800,000.00        22,800,000.00                 0.00
Enhancement Invested Amount                                                    0.00                 0.00                 0.00

Reserve Account                                                        1,900,000.00         1,900,000.00                 0.00

Available Cash Collateral Amount                                      21,926,000.00        16,568,000.00        (5,358,000.00)
Available Shared Collateral Amount                                    18,126,000.00        12,768,000.00        (5,358,000.00)
Spread Account                                                        11,400,000.00        11,400,000.00                 0.00

Servicing Base Amount                                                201,400,000.00       141,866,666.67       (59,533,333.33)

Allocation Percentages
----------------------
Floating Allocation Pct                                                       6.42%
Principal Allocation Pct                                                      9.35%
Class A Floating Pct                                                         91.26%
Class B Floating Pct                                                          8.74%
Class A Principal Pct                                                        94.00%
Class B Principal Pct                                                         6.00%


                                                                            Series
Allocations                                             Trust               1995-A               Class A              Class B
-----------                                    -------------------------------------------------------------------------------------
Principal Collections                          483,500,629.46         45,207,740.57        42,495,276.13         2,712,464.43

Finance Charge Collections                      77,278,659.48          4,961,594.92         4,528,057.50           433,537.42
PFA Investment Proceeds                                    NA            894,174.66           894,174.66                 0.00
Reserve Account Draw                                       NA             21,150.34            21,150.34                 0.00
                                                                       ------------         ------------         ------------
Available Funds                                                        5,876,919.92         5,443,382.50           433,537.42

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                     395,833.33           361,245.95            34,587.38
Monthly Interest                                                       1,950,350.00         1,830,650.00           119,700.00
Monthly Servicing Fee                                                     41,958.33            38,292.07             3,666.26
Defaulted Amounts                                25,415,955.93         1,631,804.67         1,489,219.80           142,584.87
                                                                       ------------         ------------         ------------
                                                                       4,019,946.34         3,719,407.83           300,538.52

Excess Spread                                                          1,999,558.45         1,723,974.67           275,583.78
Required Amount                                                                0.00                 0.00                 0.00

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                             4,824.42
Risk-Free Fee                                                                                   3,135.00
Interest on CCA Draw                                                                                0.00
Monthly Cash Collateral Fee                                                                     7,959.42

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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                 6.95%
Principal Payment Rate Calculation                                                                11.53%
Calculated Current Month's Spread Account Cap                                                      3.00%
Spread Account Cap Adjustment                                                                      0.00%
Applicable Spread Account Cap Percentage                                                           3.00%
Beginning Cash Collateral Amount                                                          21,926,000.00
Required Cash Collateral Amount                                                           16,568,000.00
Cash Collateral Account Draw                                                                       0.00
Cash Collateral Account Surplus                                                            5,358,000.00
Beginning Spread Account Balance                                                          11,400,000.00
Required Spread Account Amount                                                            11,400,000.00
Required Spread Account Draw                                                                       0.00
Required Spread Account Deposit                                                                    0.00
Spread Account Surplus                                                                             0.00

Monthly Principal & Controlled Deposit Amount
--------------------------------------------
Month of Accumulation                                                                                 4
Controlled Accumulation Amount                                                            59,533,333.33
Required PFA Balance                                                                     238,133,333.33
Beginning PFA Balance                                                                    178,600,000.00
Controlled Deposit Amount                                                                 59,533,333.33
Available Investor Principal Collections                                                  46,839,545.24
Principal Shortfall                                                                       12,693,788.09
Shared Principal to Other Series                                                                   0.00
Shared Principal from Other Series                                                        12,693,788.09
Class A Monthly Principal                                                                 59,533,333.33
Class B Monthly Principal                                                                          0.00
Monthly Principal                                                                         59,533,333.33
PFA Deposit                                                                               59,533,333.33
PFA Withdrawal                                                                                     0.00
Ending PFA Balance                                                                       238,133,333.33
Principal to Investors                                                                             0.00
Ending Class A Invested Amount                                                           357,200,000.00
Ending Class B Invested Amount                                                            22,800,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                             10.71%
Revolving Investor Interest                                                              630,000,000.00
Class A Invested Amount                                                                  357,200,000.00
Available Principal                                                                       67,452,497.06
Class A Accumulation Period Length                                                                    6

Reserve Account
---------------
Available Reserve Account Amount                                                           1,900,000.00
Covered Amount                                                                               915,325.00
Reserve Draw Amount                                                                           21,150.34
Portfolio Yield                                                                                   13.81%
Reserve Account Factor                                                                            50.00%
Portfolio Adjusted Yield                                                                           6.88%
Reserve Account Funding Period Length                                                                 3
Reserve Account Funding Date                                                                  15-Oct-99
Weighted Average Coupon                                                                            6.16%
Required Reserve Account Amount                                                            1,900,000.00
Reserve Account Surplus                                                                            0.00
Required Reserve Account Deposit                                                              11,602.23
Portfolio Yield - 3 month average                                                                 14.51%
Base Rate - 3 month average                                                                        7.53%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                  6.98%

*Note: For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly Period, and ending refers to the balances as of the upcoming Distribution Date. The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.